UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                  Washington, DC 20549


                                        FORM 8-K


                                 CURRENT REPORT PURSUANT
                               to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


                                      Date of report
                                     January 25, 2005
                               (Date of earliest event reported)

                                    CAVALIER HOMES, INC.
                   (Exact Name of Registrant as Specified in Its Charter)

                                         Delaware
                       (State or Other Jurisdiction of Incorporation)

                   1-9792                                  63-0949734
                   ------                                  ----------
           (Commission File Number)            (IRS Employer Identification No.)


            32 Wilson Boulevard 100
                Addison, Alabama                              35540
                ----------------                              -----
       (Address of Principal Executive Offices)             (Zip Code)

                                      (256) 747-9800
                                      --------------
                (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.
                  ------------------------------------------

                  On January 25, 2005, the Board of Directors of Cavalier Homes, Inc. adopted the following Non-Employee Director and Committee Fee Schedule:

        Board of Director and Committee Fee Schedule for Non-Employee Directors
        -----------------------------------------------------------------------
               Effective as of January 1, 2005, to be paid on a pro-rated basis through May 24, 2005 and annually thereafter

Each Member of the Board of Directors:
--------------------------------------
Annual Retainer per Director                                             $15,000
Daily Fees for Attendance at Meetings per Director                        $2,500
Fees for Attendance on Telephone Board Meetings per Director              $1,000
Annual Fee for Chairman of the Board                                     $10,000
Annual Stock Options for each Member of the Board of Directors 5,000 shares Initial Stock Options for each new Member of the Board of Directors 5,000 shares

Audit Committee:
----------------
Annual Retainer for Chairman                                             $15,000
Daily Fees for Attendance at Meetings per Member                          $2,500
Fees for Attendance on Telephone Meetings per Member                      $1,000

Nominating and Governance Committee:
------------------------------------
Annual Retainer for Chairman                                              $5,000
Daily Fee for Attendance at Meetings per Member                           $1,500
Fees for Attendance on Telephone Meetings per Member                      $1,000

Compensation Committee:
-----------------------
Annual Retainer for Chairman                                              $5,000
Daily Fee for Attendance at Meetings per Member                           $1,500
Fees for Attendance on Telephone Meetings per Member                      $1,000

Executive Committee:
--------------------
Annual Retainer per Member                                                $5,000


                  On January 25, 2005, the Board of Directors of Cavalier Homes, Inc. approved bonuses for the calendar year 2004 for officers of the Company as follows:

Name                       Title                                                 Amount
---------                  ------                                                ------
David A. Roberson          President and Chief Executive Officer                $150,000

Michael R. Murphy          Vice President, Chief Financial Officer              $100,000
                           and Secretary-Treasurer

Gregory A. Brown           Chief Operating Officer                              $100,000

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  CAVALIER HOMES, INC.
                                                      (Registrant)


Date: March 9, 2005              By              /s/ Michael R. Murphy
                                   ---------------------------------------------
                                                     Michael R. Murphy
                                                 Its Chief Financial Officer